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                                                                    EXHIBIT 99.2

                    VANGUARD HEALTH HOLDING COMPANY II, LLC
                       VANGUARD HOLDING COMPANY II, INC.

                               OFFER TO EXCHANGE
                   NEW 9% SENIOR SUBORDINATED NOTES DUE 2014
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                                      FOR
             ALL OUTSTANDING 9% SENIOR SUBORDINATED NOTES DUE 2014

                     VANGUARD HEALTH HOLDING COMPANY I, LLC
                        VANGUARD HOLDING COMPANY I, INC.

                               OFFER TO EXCHANGE
                   NEW 11 1/4% SENIOR DISCOUNT NOTES DUE 2015
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                                      FOR
             ALL OUTSTANDING 11 1/4% SENIOR DISCOUNT NOTES DUE 2015

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 200 , UNLESS EXTENDED.

                                                                           , 200

To Our Clients:

     Enclosed for your consideration are a Prospectus, dated           , 200 (as
the same may be amended or supplemented from time to time, the "Prospectus"), and form of Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Subordinated Notes Exchange Offer") by Vanguard Health Holding Company II, LLC ("VHS Holdco II") and Vanguard Holding Company II, Inc. (the "Subordinated Notes Co-Issuer" and together with VHS Holdco II, the "Subordinated Notes Issuers") to exchange $575,000,000 aggregate principal amount of the Subordinated Notes Issuers' 9% Senior Subordinated Notes due 2014, guaranteed by Vanguard Health Systems, Inc. ("Vanguard"), Vanguard Health Holding Company I, LLC ("VHS Holdco I") and certain subsidiaries of VHS Holdco II (collectively, the "Subordinated Notes Guarantors"), that have been registered under the Securities Act of 1933, as amended (the "Securities Act") (collectively, the "Subordinated Exchange Notes"), for any and all of its outstanding 9% Senior Subordinated Notes due 2014 (collectively, the "Outstanding Subordinated Notes"), guaranteed by the Subordinated Notes Guarantors, in integral multiples of $1,000. The terms of the Subordinated Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Subordinated Notes for which they may be exchanged pursuant to the Subordinated Notes Exchange Offer, except that the Subordinated Exchange Notes are freely transferable by holders thereof (except as provided in the Letter of Transmittal or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act. The Outstanding Subordinated Notes are unconditionally guaranteed (the "Outstanding Subordinated Notes Guaran-
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tees") by the Subordinated Notes Guarantors on a senior subordinated basis, and the Subordinated Exchange Notes will be unconditionally guaranteed (the "New Subordinated Notes Guarantees") by the Subordinated Notes Guarantors on a senior subordinated basis. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Subordinated Notes Guarantors offer to issue the New Subordinated Notes Guarantees with respect to all Subordinated Exchange Notes issued in the Subordinated Notes Exchange Offer in exchange for the Outstanding Subordinated Notes Guarantees of the Outstanding Subordinated Notes for which such Subordinated Exchange Notes are issued in the Subordinated Notes Exchange Offer. The Prospectus and Letter of Transmittal also relate to the offer (the "Discount Notes Exchange Offer" and together with the Subordinated Notes Exchange Offer, the "Exchange Offers") by VHS Holdco I and Vanguard Holding Company I, Inc. (the "Discount Notes Co-issuer" and together with VHS Holdco I, the "Discount Notes Issuers") to exchange $216,000,000 aggregate principal amount at maturity of the Discount Notes Issuers' 11 1/4% Senior Discount Notes due 2015, guaranteed by Vanguard, that have been registered under the Securities Act (collectively, the "Discount Exchange Notes"), for any and all of its outstanding 11 1/4% Senior Discount Notes due 2015 (collectively, the "Outstanding Discount Notes" and together with the Outstanding Subordinated Notes, the "Outstanding Notes"), guaranteed by Vanguard, in integral multiples of $1,000. The terms of the Discount Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Discount Notes for which they may be exchanged pursuant to the Discount Notes Exchange Offer, except that the Discount Exchange Notes are freely transferable by holders thereof (except as provided in the Letter of Transmittal or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act. The Outstanding Discount Notes are uncond itionally guaranteed (the "Outstanding Discount Notes Guarantee") by Vanguard on a senior basis, and the Discount Exchange Notes will be unconditionally guaranteed (the "New Discount Notes Guarantee") by Vanguard on a senior basis. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, Vanguard offers to issue the New Discount Notes Guarantee with respect to all Discount Exchange Notes issued in the Discount Exchange Offer in exchange for the Outstanding Discount Notes Guarantee of the Outstanding Discount Notes for which such Discount Exchange Notes are issued in the Discount Notes Exchange Offer.

     Throughout this letter, unless the context otherwise requires, references to the "Subordinated Notes Exchange Offer" include the Subordinated Notes Guarantors' offer to exchange the New Subordinated Notes Guarantees for Outstanding Notes Subordinated Guarantees, references to the "Subordinated Exchange Notes" include the related New Subordinated Notes Guarantees, references to the "Outstanding Subordinated Notes" include the related Outstanding Subordinated Notes Guarantees, references to the "Discount Notes Exchange Offer" include Vanguard's offer to exchange the New Discount Notes Guarantee for Outstanding Discount Notes Guarantee, references to the "Discount Exchange Notes" include the related New Discount Notes Guarantee and references to the "Outstanding Discount Notes" include the related Outstanding Discount Notes Guarantee.

     The Issuers will accept for exchange any and all Outstanding Notes properly tendered according to the terms of the Prospectus and the Letter of Transmittal. Consummation of the Exchange Offers are subject to certain conditions described in the Prospectus.

     The enclosed materials are being forwarded to you as the beneficial owner of Outstanding Notes held by us for your account but not registered in your name. A tender of such Outstanding Notes may only be made by us as the registered holder and pursuant to your instructions. Therefore, the Issuers urge beneficial owners of Outstanding Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if such beneficial owners wish to tender their Outstanding Notes in the Exchange Offers.

     Accordingly, we request instructions as to whether you wish to tender any or all such Outstanding Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us as to whether or not to tender your Outstanding Notes.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Outstanding Notes on your behalf in accordance with the provisions of the Exchange Offers. The Exchange Offers will expire at 5:00
P.M., New York City Time, on           , 200 , unless the Exchange Offers are
extended by the Issuers. The time the Exchange Offers expire is referred to as the "Expiration Date." Tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

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     IF YOU WISH TO HAVE US TENDER ANY OR ALL OF YOUR OUTSTANDING NOTES, PLEASE
SO INSTRUCT US BY COMPLETING, EXECUTING AND RETURNING TO US THE INSTRUCTION FORM ON THE REVERSE HEREOF.

     The accompanying Letter of Transmittal is furnished to you for your information only and may not be used by you to tender Outstanding Notes held by us and registered in our name for your account or benefit.

     If we do not receive written instructions in accordance with the procedures presented in the Prospectus and the Letter of Transmittal, we will not tender any of the Outstanding Notes on your account.

     Please carefully review the enclosed material as you consider the Exchange Offers.

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                       INSTRUCTIONS TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                       OF
                     9% SENIOR SUBORDINATED NOTES DUE 2014

     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), and a Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Subordinated Notes Exchange Offer") by Vanguard Health Holding Company II, LLC ("VHS Holdco II") and Vanguard Holding Company II, Inc. (the "Subordinated Notes Co-Issuer" and with VHS Holdco II, the "Subordinated Notes Issuers") to exchange $1,000 in principal amount of the Subordinated Notes Issuers' new 9% Senior Subordinated Notes due 2014 (the "Subordinated Exchange Notes"), guaranteed by Vanguard Health Systems, Inc., Vanguard Health Holding Company I, LLC and certain subsidiaries of VHS Holdco II (collectively, the "Subordinated Notes Guarantors"), for each $1,000 in principal amount of outstanding 9% Senior Subordinated Notes due 2014 (the "Outstanding Subordinated Notes"), guaranteed by the Subordinated Notes Guarantors, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Subordinated Notes Exchange Offer with respect to the Outstanding Subordinated Notes held by you for the account of the undersigned.

     The aggregate face amount of the Outstanding Subordinated Notes held by you for the account of the undersigned is (fill in amount):

     $          of the Outstanding Subordinated Notes.

     With respect to the Subordinated Notes Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [ ] To TENDER the following Outstanding Subordinated Notes held by you for the account of the undersigned
       (insert principal amount of Outstanding Subordinated Notes to be tendered, if any):

     $          of the Outstanding Subordinated Notes.

     [ ] NOT to TENDER any Outstanding Subordinated Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Outstanding Subordinated Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Outstanding Subordinated Notes, including but not limited to the representations that (i) the undersigned is acquiring the Subordinated Exchange Notes in the ordinary course of business of the undersigned, (ii) the undersigned is not participating, does not intend to participate, and has no arrangement of understanding with any person to participate, in the distribution of Subordinated Exchange Notes, (iii) the undersigned acknowledges that any person participating in the Subordinated Notes Exchange Offer for the purpose of distributing the Subordinated Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale transaction of the Subordinated Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (see the section of the Prospectus entitled "The Senior Subordinated Exchange Offer -- Resale of Senior Subordinated Exchange Notes"), (iv) the undersigned understands that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission, (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Subordinated Notes Issuers, (vi) if the undersigned is not a broker-dealer, that it is not participating in, does not intend to participate in, and has no arrangement or understanding with any person to participate in, the distribution of Subordinated Exchange Notes and (vii) if the undersigned is a broker-dealer that will receive Subordinated Exchange Notes for its own account in exchange for Outstanding Subordinated Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any

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resale of such Subordinated Exchange Notes received in respect of such
Outstanding Subordinated Notes pursuant to the Subordinated Notes Exchange Offer, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Outstanding Subordinated Notes.

                                   SIGN HERE

Dated ------------------------------ , 200

Signature(s)
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Print Name(s)
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Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (PLEASE INCLUDE ZIP CODE)

Telephone Number
--------------------------------------------------------------------------------
                           (PLEASE INCLUDE AREA CODE)

Tax Identification Number
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           (SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER)

My Account Number With You
--------------------------------------------------------------------------------

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                       INSTRUCTIONS TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                       OF
                     11 1/4% SENIOR DISCOUNT NOTES DUE 2015

     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 200 (as the same may be amended or supplemented from time to time, the "Prospectus"), and a Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Discount Notes Exchange Offer") by Vanguard Health Holding Company I, LLC ("VHS Holdco I") and Vanguard Holding Company I, Inc. (the "Discount Notes Co-Issuer" and with VHS Holdco I, the "Discount Notes Issuers") to exchange $1,000 in principal amount of the Discount Notes Issuers' new 11 1/4% Senior Discount Notes due 2015 (the "Discount Exchange Notes"), guaranteed by Vanguard Health Systems, Inc., for each $1,000 in principal amount of outstanding 11 1/4% Senior Discount Notes due 2015 (the "Outstanding Discount Notes"), guaranteed by Vanguard, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Discount Notes Exchange Offer with respect to the Outstanding Discount Notes held by you for the account of the undersigned.

     The aggregate face amount of the Outstanding Discount Notes held by you for the account of the undersigned is (fill in amount):

     $     of the Outstanding Discount Notes.

     With respect to the Discount Notes Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [ ] To TENDER the following Outstanding Discount Notes held by you for the account of the undersigned
       (insert principal amount of Outstanding Discount Notes to be tendered, if any):

     $     of the Outstanding Discount Notes.

     [ ] NOT to TENDER any Outstanding Discount Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Outstanding Discount Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Outstanding Discount Notes, including but not limited to the representations that (i) the undersigned is acquiring the Discount Exchange Notes in the ordinary course of business of the undersigned,
(ii) the undersigned is not participating, does not intend to participate, and has no arrangement of understanding with any person to participate, in the distribution of Discount Exchange Notes, (iii) the undersigned acknowledges that any person participating in the Discount Notes Exchange Offer for the purpose of distributing the Discount Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale transaction of the Discount Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (see the section of the Prospectus entitled "The Senior Discount Exchange Offer -- Resale of Senior Discount Exchange Notes"), (iv) the undersigned understands that a secondary resale transaction described in clause
(iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission, (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Discount Notes Issuers, (vi) if the undersigned is not a broker-dealer, that it is not participating in, does not intend to participate in, and has no arrangement or understanding with any person to participate in, the distribution of Discount Exchange Notes and (vii) if the undersigned is a broker-dealer that will receive Discount Exchange Notes for its own account in exchange for Outstanding Discount Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Discount Exchange Notes received in respect of such Outstanding Discount Notes pursuant to the Discount Notes Exchange Offer, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the

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Letter of Transmittal; and (c) to take such other action as necessary under the
Prospectus or the Letter of Transmittal to effect the valid tender of Outstanding Discount Notes.

                                   SIGN HERE

Dated ------------------------------ , 200

Signature(s)
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Print Name(s)
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (PLEASE INCLUDE ZIP CODE)

Telephone Number
--------------------------------------------------------------------------------
                           (PLEASE INCLUDE AREA CODE)

Tax Identification Number
--------------------------------------------------------------------------------
           (SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER)

My Account Number With You
--------------------------------------------------------------------------------

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